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                                 AMENDMENT NO. 1
                                       TO
                        RESTRICTED STOCK AWARD AGREEMENT


         THIS Amendment (the "Amendment"), dated as of September 4, 2003, to the Restricted Stock Award Agreement, dated August 4, 2003, is entered into between Jarden Corporation, a Delaware corporation (the "Company") and James E. Lillie, (the "Employee").

WITNESSETH:

         WHEREAS, the Employee and the Company are parties to that certain Restricted Stock Award Agreement dated August 4, 2003, (the "Agreement"); and

         WHEREAS, the parties mutually desire to amend the Agreement on the terms and conditions set forth more fully below.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Amendment, the Company and the Employee hereby agree as follows:

         1. Section 2.a.(i) of the Agreement is hereby amended and restated to read as follows:

                  "(i) the date that the per share stock price of the Common Stock equals or exceeds forty-two dollars ($42.00), subject to adjustment pursuant to Section 18.4 of the Plan or as otherwise mutually agreed in writing between the parties (for purposes of clarity, the term "stock price" above means the closing stock price of the Common Stock); or"

         2. Except as expressly amended by this Amendment, the Agreement shall remain in full force and effect as the same was in effect immediately prior to the effectiveness of this Agreement.

         IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement as of the date set forth above.

                                      JARDEN CORPORATION


                                      By: /s/ Ian G.H. Ashken
                                         -----------------------------
                                         Name:  Ian G.H. Ashken
                                         Title: Vice Chairman, Chief Financial
                                                Officer and Secretary


                                       /s/ James E. Lillie
                                      --------------------------------
                                      James E. Lillie